Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Magid M. Abraham, certify that:

(1)	I have reviewed this Annual Report on Form 10-K/A of comScore, Inc.; and

(2)
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Magid M. Abraham
Magid M. Abraham, Ph. D.
President, Chief Executive Officer and Director
April 29, 2013